Finance Costs and Finance Income	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Finance Costs and Finance Income
9.  Finance Costs and Finance Income
Continuing operations

	2021 $m	2020 $m	2019 $m
Finance costs
Interest payable on borrowings	344	381	374
Net (income)/cost on interest rate and currency swaps	(31)	2	15
Mark-to-market of derivatives and related fixed rate debt:
- interest rate swaps (i)	85	(97)	(72)
- currency forwards and currency swaps	1	2	2
- fixed rate debt (i)	(90)	80	68
Net (gain)/loss on non-derivative financial instruments	(4)	21	-
Interest payable on cash and cash equivalents and other	6	-	-
Net finance cost on gross debt including related derivatives	311	389	387

Finance income
Interest receivable on loans to joint ventures and associates	-	-	(5)
Interest receivable on cash and cash equivalents and other	-	-	(17)
Finance income	-	-	(22)

Finance costs less income	311	389	365

Other financial expense
Unwinding of discount element of lease liabilities (note 20)	64	68	69
Unwinding of discount element of provisions for liabilities (note 26)	18	21	25
Unwinding of discount applicable to deferred and contingent acquisition consideration (note 18)	20	21	16
Unwinding of discount applicable to deferred divestment proceeds	(12)	(24)	-
Unwinding of discount applicable to leased mineral reserves	6	4	-
Pension-related finance cost (net) (note 28)	10	11	15
Net other financial expense	106	101	125

Total net finance costs (ii)	417	490	490

(i)
The Group uses interest rate swaps to convert fixed rate debt to floating rate. Fixed rate debt, which has been converted to floating rate through the use of interest rate swaps, is stated in the Consolidated Balance Sheet at adjusted value to reflect movements in underlying fixed rates. The movement on this adjustment, together with the offsetting movement in the fair value of the related interest rate swaps, is included in finance costs in each reporting period.

(ii)	Net finance costs in 2019, including discontinued operations, amounted to $498 million.